©
A
Andrew W. Evans
Senior Vice President and
Chief Financial Officer
A Strong Hand
For The Future
A Balanced Strategy for Growth
2005 Bank of America
Energy Conference
Boca Raton, Florida
November 15, 2005

Important Note to Investors
Forward Looking Statements:
Statements in this presentation that are not historical facts, including statements regarding our estimates, beliefs, expectations, intentions, strategies or projections, may be “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995.  Forward-looking statements involve matters that are not historical facts and because these statements involve anticipated events or conditions, forward-looking statements often include words such as
"anticipate," "assume," "can," "could," "estimate," "expect," "forecast," "indicate," "intend," "may,"
"plan," "predict," "project,” "future," "seek," "should," "target," "will," "would," or similar expressions.
Our expectations are not guarantees and are based on currently available competitive, financial and economic data along with our operating plans. While we believe that our expectations are reasonable in view of the currently available information, our expectations are subject to future events, risks and uncertainties, and there are several factors - many beyond our control - that could cause results to differ significantly from our expectations. Such events, risks and uncertainties include, but are not limited to, changes in price, supply and demand for natural gas and related products, impact of changes in state and federal legislation and regulation, actions taken by government agencies on rates and other matters,  concentration of credit risk, utility and energy industry consolidation, impact of acquisitions and divestitures, direct or indirect effects on AGL
Resources' business, financial condition or liquidity resulting from a change in our credit ratings or the credit ratings of our counterparties or competitors, interest rate fluctuations, financial market conditions and general economic conditions, uncertainties about environmental issues and the related impact of such issues, impacts of changes in weather upon the temperature-sensitive portions of the business, impacts of natural disasters such as hurricanes upon the supply or price of gas, acts of war or terrorism, and other factors which can be found in our filings with the Securities and Exchange Commission.  Forward-looking statements are only as of the date they are made, and we do not undertake any obligation to update these statements to reflect subsequent changes.
Management does not affirm or update earnings guidance during private and one-on-one meetings with investors, but only updates or confirms earnings guidance through public disclosure and filing with the Securities and Exchange Commission.  Earnings guidance is only effective as of the date it is given.  The company further disclaims any duty to update its guidance.

Important Note to Investors
Non-GAAP Measures:
Company management evaluates segment financial performance based on earnings before interest and taxes (EBIT), which includes the effects of corporate expense allocations.  EBIT is a non-GAAP (accounting principles generally accepted in the United States of America)
financial measure.  Items that are not included in EBIT are financing costs, including debt and interest expense, income taxes and the cumulative effect of changes in accounting principles.  The company evaluates each of these items on a consolidated level and believes
EBIT is a useful measurement of our performance because it provides information that can be used to evaluate the effectiveness of our businesses from an operational perspective, exclusive of the costs to finance those activities and exclusive of income taxes, neither of which is directly relevant to the efficiency of those operations.
Operating margin is a non-GAAP measure calculated as revenues minus cost of gas, excluding operation and maintenance expense, depreciation and amortization, and taxes other than income taxes.  These items are included in the company’s calculation of operating income.  The company believes operating margin is a better indicator than operating revenues of the contribution resulting from customer growth, since cost of gas is generally passed directly through to customers.
EBIT and operating margin should not be considered as alternatives to, or more meaningful indicators of, the company’s operating performance than operating income or net income as determined in accordance with GAAP.  In addition, the company’s EBIT or operating margin may not be comparable to similarly titled measures of another company.

Who We Are …
•
Largest natural gas distribution company in Southeast and
Mid-Atlantic based on number of customers
•
Market capitalization of $2.8 billion
•
$6.1 billion in assets
•
Primarily a regulated business; focused on gas only
•
Strategic niche player in non-utility businesses:  asset management;
retail marketing; wholesale dark fiber
•
Experienced, stable and ethical management team
•
Active, engaged board of directors
•
Value-oriented investment

AGL Resources

[redacted]

$500
$400
$300
$200
$100
$-
$(100)
EBIT ($ in millions)
2001
2002
2003
2004
2005E
Calendar Year ended December 31
Corporate
Distribution Operations
Retail Energy
Wholesale Services
Energy Investments

[redacted]

Strong Regulated Asset Base and
Earnings
Distribution Operations
earnings represent over
76% of consolidated EBIT
December 2005 (Expected)
Consolidated Assets by Segment
Earnings Growth By Segment
Sequent’s total assets include
receivables that net against
payables as of December 31,
2005

AGL Resources

EPS
$2.75
$2.50
$2.25
$2.00
$1.75
$1.50
$1.25
$1.36
$1.54
$1.84
$1.95
$2.18
$2.35
$0.10
$2.45
$0.10
2000A
2001A
2002A
2003A
2004A
2005P
2006P

AGL Resources Core EPS*
2000-2006
*Basic earnings per share excluding 12-cents in adjustments related to a lower effective tax rate as compared to statutory rates, acceleration of gains on economically-hedged storages, property sales, charitable contributions and NUI and Jefferson Island contribution adjustments related to higher outstanding shares in 2004;  an 8-cent gain on the sale of the Caroline Street campus, net of the donation of the proceeds to a charitable organization in 2003; a 13-cent gain on the sale of Utilipro in 2001; and a 4-cent gain on certain items in 2000. Our basic earnings per share were $2.30 in 2004, $2.03 in 2003, $1.67 in 2001 and $1.40 in 2000.

AGL Resources

The Platform

- 2.3 million customers – scale to succeed
- Florida to New Jersey geographic footprint
- Manage77 Bcf of storage

Columbia Pipeline
East Tennessee Pipeline
Sonat Pipeline
Transco Pipeline
Sequent
Jefferson Island Storage & Hub
FGT Pipeline
Elizabethtown Gas
Elkton Gas
Virginia Natural Gas
Chattanooga Gas
Atlanta Gas Light
SouthStar
Florida City Gas

State	Customers (000s)
GA	1,538
NJ	266
VA	260
FL	103
TN	61
MD	6
Total	2,234

Premier East Coast Gas Operations

Distribution Businesses in Six States
Jurisdiction	Customer Base (000s)	Rate Base ($ millions)	Authorized ROE	Regulatory Climate
Georgia	1,538	$1,402*	10.9%	5-yr. stay-out with no ROE cap; straight-fixed variable rates for distribution; commodity sold at market rates by marketers; pipeline replacement program
New Jersey	266	397	10.0%	5-yr. stay-out with sharing in years 4 and 5; pipeline replacement application to NJBPU; WNA program
Virginia	260	325	10.0 – 11.4%	PBR and cost-of-service filed; hearings begin in 1/2006; WNA
Florida	103	121	11.25%	No significant issues
Tennessee	61	94	10.2%	Bad debt recoverable through PGA; WNA
Maryland	6	5	12.5%	No significant issues

Totals	2,234	$2,344
*Includes Atlanta Gas Light rate base for Pipeline Replacement Program (PRP) of $214 million.

$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
$3,292
$1,514
$1,048
$1,048
NUI 2004
NUI 2005
Total 2004
Total 2005

1,400
1,200
1,000
800
600
400
200
0
456
943
1,038
1,023
NUI 2004
NUI 2005
Total 2004
Total 2005

Not To Mention Deal Flow:
•
Closed ETG appliance business
•
Sold Saltville interest
•
Sold FCG appliance leasing
•
Pending sales of UBS and VGC
•
Pivotal Propane peaking facility online
•
Renewal of Sequent/AGL peaking and
VNG asset management deals
•
Assumption of NUI asset management
(ETG/FCG/Elkton and Saltville storage
lease) by Sequent
Net Cost Per New Meter
Customers Per Employee
Integrating New Assets While Meeting
Performance Expectations

Others
8%
Marketer C
12%
GNG
37%
Marketer B
16%
Marketer A
27%

Revenues in 2005 approaching $1
billion
Approx. 75 Bcf of gas sales expected in
2005
One of the largest portfolios of pipeline
and storage assets in the southeast
Serves more than one-half million
residential, commercial and industrial
customers
Largest Georgia marketer with more
than 35% market share
Approximately 10% market share
advantage vs. nearest deregulated
competitor in Georgia
•
Operates in a four-state region
including GA, TN, NC and SC
•
Operates under the following trade
names:
▪
GA – Georgia Natural Gas
▪
SC, NC – Piedmont Energy
▪
TN – SouthStar Energy
SouthStar Energy Services (SSE)
One of the Largest Deregulated Retail Natural Gas
Companies in U.S.

AGL Resources

5%
46%
49%
A- or Higher
BBB+ to BBB-
BB+ and Below

Municipal
LDCs
Producers
End Users
Trading Companies
Utilities

Counterparty Credit Ratings
As a Percent of Credit Exposure
Business Focus
–
Asset Management:Capture value from idle or underutilized transportation and storage assets - for both affiliates and non-affiliates
–
Wholesale Trading and Marketing: primarily with loadserving entities (LDC's, integrated electrics/utilities, industrials)
–
Orignation: Selectively seek third-party asset management

–
Producer Services: Aggregate natural gas supply from small and medium size producers
Market Focus
–
Primary markets include the Southeast, Mid-West,
Mid-Atlantic and Northeast regions.  NUI extends footprint
further into Northeast
Risk Management
–
Principally an arbitrage business with net flat book Single
commodity: natural gas
–
Strong portfolio credit quality and no credit losses to date
EBIT for Calendar Year Ended December 31, **
–
2000 - $0 (Sequent formed in 2001)
–
2001 - $7 million
–
2002 - $9 million
–
2003 - $20 million
–
2004 - $24 million
Credit Exposure by
Counterparty Type
Note: Ratings include internally assigned ratings
for non-rated counterparties.
** Source: EBIT from respective SEC Form 10-K
Sequent:  Defined Approach to Marketing, Asset
Management, and Risk Management

AGL Resources

Three Dimensional Sonar Survey

1500 Ft
250 Ft

Strategic Energy Investments
Jefferson Island Storage & Hub
(JISH)
•
Acquired in Oct. 2004, JISH is a
strategically located salt-cavern
storage facility located 10 miles
northeast of Henry Hub; working gas
capacity of 7.2 MMDth
•
Facility was accretive to earnings from
day one
•
Expanding inventory cycle from 10- to
12-turn.
•
Fully subscribed with diverse portfolio
of customers; currently evaluating bids
for capacity expiring in Spring 2006
(1.4 MMDth)
•
Soliciting customer interest for
capacity in two additional caverns
•
Navigated hurricanes successfully
Pivotal Propane of Virginia
•
Improves system reliability and serves
peak demand in Virginia
•
Rates allow capital recovery of 10.9%

AGL Resources

$500
$400
$300
$200
$100
$0
FFO
70
113
36
45
75
169
40
95
101
226
23
47
116
172
13
30
121
170
14
31
128
164
13
38
135
152
18
45
2003
2004
2005P
2006P
2007P
2008P
2009P
PRP
ERC
Other Cap Ex
Dividends*

Cash Flow Projections
Excess cash available
for debt pay-down,
dividend increases or
growth initiatives
A Strong Long-Term Outlook Due to the Extension of PRP Rider
Program and Completion of ERC Rider Program
‘05-’09 FFO
CAGR = 7.7%
Assumes 5% dividend increase 2007-2009
($MM)
Does not include
potential Jefferson
Island Storage
expansion

AGL Resources

20
18
16
14
12
10
ATG
Peers
15.8
16.2
15.2
16.2
14.1
15.1
Trailing 12-Months
2005 P/E (x)
2006 P/E (x)

6%
4%
2%
0%
4.1%
4.4%
1.7%
2.1%
Dividend Yield
ATG
Peers
S&P500
DJIA

Notes:
1.
LDC Peer Group includes ATO, GAS, LG, NJR, NWN,
PGL, PNY, and WGL
2.
P/E based on closing stock prices on November 8, 2005
and First Call consensus as of November 8, 2005
3.
Yield as of November 8, 2005
Dividend Yield
P/E
ATG Valuation

AGL Resources

Dividend Yield
Increase in Core EPS
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
16.5%
4.8%
11.7%
20.9%
4.6%
16.3%
9.8%
4.2%
5.6%
14.3%
3.7%
10.6%
10.9%
3.7%
7.2%
10.1%
4.1%
6.0%
2001A
2002A
2003A
2004A
2005P
2006P

Compounded Annual Growth of
Core EPS and Dividend Yield:
(2000-2004) = 8.2%
(2002-2006P) = 8.1%
Shareholder Return by Core EPS